Exhibit 10.5

AMENDMENT NO. 27 AND JOINDER AGREEMENT TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 27 AND JOINDER AGREEMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is effectively dated as of the 27th day of October, 2022, by and among (1) MONROE STAFFING SERVICES, LLC, a Delaware limited liability company, (2) FARO RECRUITMENT AMERICA, INC., a New York corporation, (3) LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation, (4) KEY RESOURCES, INC., a North Carolina corporation (each of the foregoing Persons numbered (1) through (4), inclusive, being referred to herein individually as a “Existing Borrower”, and collectively as “Existing Borrowers”), (5) HEADWAY WORKFORCE SOLUTIONS, INC., a Delaware corporation, (6) HEADWAY EMPLOYER SERVICES LLC, a Delaware limited liability company, (7) HEADWAY PAYROLL SOLUTIONS, LLC, a Delaware limited liability company, (8) HEADWAY HR SOLUTIONS, INC., a New York corporation, and (9) NC PEO HOLDINGS, LLC, a Delaware limited liability company (each of the foregoing Persons numbered (5) through (9), inclusive, being referred to herein individually as a “New Borrower”, and collectively as “New Borrowers”; and together with Existing Borrowers and any Subsidiary joining the Credit Agreement as hereinafter defined as a Borrower, individually, each a “Borrower” and collectively, “Borrowers”), STAFFING 360 SOLUTIONS, INC., a Delaware corporation (as “Parent”), and MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment to MidCap Funding X Trust (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Borrowers, Agent and Lenders are party to that certain Credit and Security Agreement dated as of April 8, 2015 (the “Original Agreement”) (as amended by that certain Amendment No. 1 and Joinder Agreement to Credit and Security Agreement dated as of July 13, 2015, by that certain Amendment No. 2 to Credit and Security Agreement dated as of August 31, 2015, by that certain Overadvance Letter dated October 9, 2015, by that certain Overadvance Letter dated as of November 20, 2015, by that certain Overadvance Letter dated as of February 8, 2016, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Waiver dated as of February 8, 2016, by that certain Amendment No. 4 and Joinder Agreement to Credit and Security Agreement dated as of July 11, 2016, by that certain Amendment No. 5 to Credit and Security Agreement dated as of September 26, 2016, by that certain Amendment No. 6 to Credit and Security Agreement and Limited Consent dated as of January 26, 2017, by that certain Amendment No. 7 to Credit and Security Agreement and Limited Consent dated as of June 5, 2017, by that certain Amendment No. 8 and Joinder Agreement to Credit and Security Agreement and Limited Consent dated as of September 15, 2017, by that certain Amendment No. 9 to Credit and Security Agreement and Limited Consent dated as of June 6, 2018, by that certain Amendment No. 10 and Joinder Agreement to Credit and Security Agreement and Limited Consent dated as of August 27, 2018, by that certain Overadvance Letter dated as of January 3, 2019, by that certain Amendment No. 11 to Credit and Security Agreement dated as of February 7, 2019, by that certain Overadvance Letter dated as of April 1, 2019, by that certain Amendment No. 12 to Credit and Security Agreement dated as of April 1, 2019, by that certain Overadvance Letter dated as of July 15, 2019, by that certain Amendment No. 13 to Credit and Security Agreement dated as of August 2, 2019, by that certain Amendment No. 14 dated as of August 8, 2020, by that certain Amendment No. 15 dated as of September 7, 2020, by that certain Amendment No. 16 dated as of October 7, 2020, by that certain Amendment No. 18 to Credit and Security Agreement dated as of February 8, 2021, by that certain Amendment No. 19 to Credit and Security Agreement dated as of December 23, 2021, by that certain Amendment No. 20 to Credit and Security Agreement and Limited Consent dated as of April 18, 2022 (the “Twentieth Amendment”), by that certain Amendment No. 21 to Credit and Security Agreement and Limited Consent dated as of August 30, 2022 (the “Twenty-First Amendment”), by that certain Amendment No. 22 to Credit and Security Agreement dated as of September 15, 2022, by that certain Amendment No. 23 to Credit and Security Agreement dated as of September 26, 2022, by that certain Amendment No. 24 to Credit and Security Agreement dated as of September 29, 2022, by that certain Amendment No. 25 to Credit and Security Agreement dated as of October 13, 2022, by that certain Amendment No. 26 to Credit and Security Agreement dated as of October 20, 2022 (as so amended, the “Existing Credit Agreement”, and as amended hereby and as it may be further amended, modified, supplemented and/or restated from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

B. Pursuant to Section 4.11(c) of the Credit Agreement and Section 10(c) of the Twentieth Amendment, the Existing Borrowers are required to cause each of the New Borrowers to join the Credit Agreement as a “Borrower”, and subject to and in accordance with the terms and conditions of this Amendment and the applicable requirements of the Credit Agreement, Borrowers, Agent and Lenders are willing to enter into this Amendment to join each of the New Borrowers as a “Borrower” under the Credit Agreement and the other Financing Documents.

C. Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement to, among other things, (i) extend the Commitment Expiry Date, (ii) increase the Revolving Loan Commitment Amount from $25,000,000 to $32,500,000, (iii) modify the financial covenants, (iv) reflect that the Term Loan and Additional Term Loan (as such terms are defined in the Existing Credit Agreement) have been repaid and (v) revise other provisions.

D. Borrowers, Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Parent and Borrowers hereby agree as follows:

1. Recitals. This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2. Joinder. Subject to the satisfaction of the conditions precedent set forth in Section 9 hereof:

(a) Each of the New Borrowers hereby joins in, assumes, adopts and becomes a “Borrower” under the Credit Agreement and with respect to all Loans and Obligations made and incurred pursuant thereto. Each of the New Borrowers hereby becomes a party to the Credit Agreement, the Notes and the other Financing Documents applicable to it as a “Borrower” and all references to “Borrower” or “Borrowers” contained in the Financing Documents are hereby deemed for all purposes to also refer to and include New Borrowers, and each of the New Borrowers hereby agrees to comply with all of the terms and conditions of the Financing Documents as if such New Borrower was an original signatory thereto.

(b) Without limiting the generality of the provisions of subparagraph (a) above, each of the New Borrowers is hereby jointly and severally liable, along with all other Borrowers, for all existing and future Loans and other Obligations incurred at any time by any one or more Borrowers under the Financing Documents.

(c) Notwithstanding anything to the contrary set forth herein, each Borrower acknowledges and agrees that, as of the date hereof, Agent has not completed its due diligence of New Borrowers. Agent and Lenders expressly reserve every right, power and remedy specifically provided by the Credit Agreement, the other Financing Documents and any related documents, now or hereafter existing at law, in equity or by statute and each and every right, power and remedy, whether specifically given by Borrowers or otherwise existing, which may be exercised from time to time and as often and in such order as may be deemed expedient by Agent or Lenders, including, without limitation, those rights under Section 2.1(b)(i) of the Credit Agreement. Borrowers agree to assist Agent in its completion of its due diligence of New Borrowers.

3. Amendments to Existing Credit Agreement.

(a) Original Agreement. The Original Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit and Security Agreement attached as Exhibit A hereto. So as to avoid any confusion, Exhibit A sets forth the operative terms of the Existing Credit Agreement after giving effect to this Amendment (as may be as further amended, modified, supplemented, extended and restated from time to time, the “Credit Agreement”), but does not include any Table of Contents, Signature Pages, Annexes, Exhibits or Schedules.

2

(b) Annex A. Annex A to the Existing Credit Agreement containing the Commitment Annex is hereby amended and restated as set forth on Exhibit B attached to and made a part of this Amendment.

(c) Certain Schedules. Schedules 3.4, 3.17, 3.19, 5.1, 5.14 and 9.2 to the Existing Credit Agreement are hereby amended and restated as set forth on Exhibit C attached to and made a part of this Amendment, and shall be deemed to be given as of the date of this Amendment.

4. Confirmation of Representations and Warranties; Reaffirmation of Security Interest.

(a) Each Borrower, including, without limitation, each New Borrower, hereby confirms that all of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects with respect to such Borrower as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, and covenants to perform its respective obligations under the Credit Agreement. To induce Agent and Lender to enter into this Agreement, Borrowers and Parent further represent and warrant that:

(i) no Default or Event of Default has occurred or is continuing as of the date hereof, which has not been waived in writing by the Agent;

(ii) as of the date hereof and, immediately after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrowers contained in the Financing Documents are true and correct in all material respects (or if any representation or warranty is qualified with respect to materiality, in all respects) on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(iii) the execution, delivery and performance by Borrowers and Parent of this Amendment are within each of its corporate powers and have been duly authorized by all necessary corporate action, and this Amendment is the legal, valid and binding obligation of Borrowers and Parent enforceable against Borrowers and Parent in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by equitable principles, and neither the execution, delivery or performance by Borrowers and Parent of this Agreement (A) violates any Law, or any other rule or decree of any Governmental Authority, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrowers or Parent is a party or by which Borrowers or Parent or any of its property is bound, except for such conflicts, breaches, terminations, defaults or accelerations that would not reasonably be expected to have a Material Adverse Effect, (C) results in the creation or imposition of any Lien upon any of the Collateral, (D) violates or conflicts with the by-laws or other organizational documents of Borrowers and Parent, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

(b) Each Borrower and Parent confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. For the avoidance of any doubt, the Collateral secures repayment of the Obligations and the Affiliated Obligations, and in furtherance thereof, Borrowers and Parent hereby reaffirm the grant to Agent, for the benefit of itself and Lenders, of a continuing first priority Lien (subject to Permitted Liens) on and security interest in all of the Collateral as security for the payment and performance of the Obligations, and for the payment and performance of all obligations under the Affiliated Financing Documents.

5. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Parent, and is enforceable against each Borrower and Parent in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

3

6. Costs and Fees. In consideration of Agent’s agreement to enter into this Amendment, Borrower shall pay to Agent a modification fee equal to One Hundred and Seventy-Five Thousand and No/100 Dollars ($175,000) (the “Modification Fee”). The Modification Fee shall be fully earned upon the execution of this Amendment. Borrowers will be given a $40,000.00 credit towards the Modification Fee for a fee paid in connection with the Twenty-First Amendment and a fee paid in connection with that certain Limited Waiver Letter Agreement dated as of August 15, 2022. The unpaid amount of the Modification Fee as of the date hereof is $135,000,000. Furthermore, Borrowers shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 7 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

7. White Oak Collection Account. Notwithstanding anything in Section 2.11 of the Credit Agreement to the contrary, the Agent consents to collections of accounts of the New Borrowers being made into the that certain collection account held with Capital One Bank ending in account number x[____] held in the name of White Oak Commercial Finance, LLC for a period of up to thirty (30) days following the Effective Date, if, and only if, so long as (a) Borrowers ensure that collections of all Accounts of New Borrowers are paid into the account listed in this Section 7 as soon as possible, but in any case within thirty (30) days following the Effective Date and (b) the balance in the White Oak Collection Account is swept twice each week during such period and on the final day of such thirty (30) day period to the following deposit account held by the Agent:

Bank Name:	[***]
Bank Address:	[***]
ABA No.:	[***]
Account Name:	[***]
Account No.:	[***]
Beneficiary’s Name:	[***]
Beneficiary’s Address:	[***]

The limited consent set forth in this Section 7 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) waive any Event of Default that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

4

8. Reaffirmation of Security Interest.

(a) Consistent with the intent of the parties and in consideration of the accommodations set forth herein, as further security for the prompt payment in full of all Obligations, and without limiting any other grant of a Lien and security interest in any Security Document, each of the New Borrowers hereby assigns and grants to Agent, for the benefit of itself and Lenders, a continuing first priority Lien (subject to Permitted Liens) on and security interest in, upon, and to the now owned and hereafter acquired Collateral set forth on Exhibit D attached hereto and made a part hereof in which such New Borrower has rights. Each of the New Borrowers hereby authorizes Agent to file UCC-1 financing statements against such New Borrower covering the Collateral owned by such New Borrower in such jurisdictions as Agent shall deem necessary, prudent or desirable to perfect and protect the liens and security interests granted to Agent hereunder.

(b) Each of the Existing Borrowers and Parent confirms and agrees that: (i) all security interests and liens granted to Agent continue in full force and effect, and (ii) all Collateral remains free and clear of any liens other than liens in favor of Agent and Permitted Encumbrances. Nothing herein contained is intended to impair or limit the validity, priority and extent of Agent’s security interest in and liens upon the Collateral.

9. Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a) Amendment. Borrowers and Parent shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Credit Party;

(b) Amendment to Intercreditor Agreement. Borrowers, Parent and JIG shall have delivered to Agent an amendment to the Intercreditor Amendment in form and substance satisfactory to Agent, duly executed by an authorized officer of each such party;

(c) White Oak Debt. Agent shall have received, on or prior to the Effective Date a payoff letter with respect to (A) the irrevocable payment in full of the White Oak Debt (as defined in the Twentieth Amendment) (other than any contingent indemnification and reimbursement obligations in respect of which no claim has then been asserted) and (B) the release of any and all liens securing the White Oak Debt, in form and substance satisfactory to Agent. Borrowers and Parent shall use proceeds of any advance of the Loans to be made on the Restatement Amendment Closing Date to repay the White Oak Debt in full pursuant to and in accordance with the terms of such payoff letter.

(d) Representations and Warranties. All representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date except to the extent such representations and warranties specifically relate to an earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);

(e) Searches. Agent shall have received UCC, tax, judgment and lien search results with respect to each of the Headway Entities and the “Seller” as defined under the Headway Acquisition Agreement, from all appropriate jurisdictions and filing offices as requested by the Agent, with results satisfactory to the Agent, together with executed originals of such termination statements, releases and cancellations of mortgages required by the Agent in connection with the removal of any Liens (other than Permitted Liens) against the assets of the Headway Entities and the assets and equity interests being acquired pursuant to the Headway Acquisition Agreement;

5

(f) Secretary’s Certificates. Agent shall have received (i) a Secretary Certificate for each Credit Party, together with attached copies of the certificate of formation, organization or jurisdictional equivalent of each Credit Party and all amendments thereto certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, together with the bylaws, operating agreement or equivalent document, in each case, certified as genuine by the relevant secretary or manager of such Credit Party as of a recent date; (ii) good standing certificates or jurisdictional equivalent for each Credit Party, issued by the relevant Secretary of State and or equivalent governmental authority in which such Credit Party is organized, in each case as of a recent date; (c) a copy of resolutions adopted by the governing board of such Credit Party, authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents to which such Credit Party is a party certified as true, complete and correct by the relevant secretary or manager of such Credit Party as of a recent date; and (d) specimen signatures of the officers or members of such Credit Party executing the Agreement and the other Transaction Documents, certified as genuine by the relevant secretary or manager of such Credit Party as of a recent date;

(g) Fees and Expenses. Agent shall have received from Borrowers of all of the fees owing pursuant to this Amendment and Agent’s reasonable out-of-pocket legal fees and expenses.

(h) Closing Checklist. Agent shall have received from Credit Parties each agreement, document and instrument set forth on the closing checklist prepared by Agent or its counsel, each in form and substance satisfactory to Agent, and such other closing deliverables reasonably requested by Agent and Lenders, each to the satisfaction of Agent and Lenders and their respective counsel in their sole discretion.

10. Post Twenty-Seventh Amendment Closing Requirements. Borrowers shall complete each of the post-closing obligations and/or provide to Agent each of the documents, instruments, agreements and information listed on Schedule 7.4(D) attached hereto on or before the date set forth for each such item thereon, each of which shall be completed or provided in form and substance satisfactory to Agent. The failure of any Borrower or of Parent to complete and satisfy any of the obligations set forth on Schedule 7.4(D) on or before the date indicated therein, or the failure of any Borrower or of Parent to deliver any of the listed items on Schedule 7.4(D) or before the date indicated therein, shall constitute an immediate and automatic Event of Default.

11. Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee (as defined in the Credit Agreement) of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them), that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Financing Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Indemnitee and any Borrower, or (d) any other actions or inactions by any Indemnitee, all on or prior to the Effective Date. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

6

12. No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing, except as set forth above. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

13. Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

14. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c) Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

7

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem (SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem (SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

Signature Page to

Amendment No. 27 and Joinder Agreement to Credit and Security Agreement

EXISTING BORROWERS:		MONROE STAFFING SERVICES, LLC,
a Delaware limited liability company

		By:	/s/ Brendan Flood (Seal)
		Name:	Brendan Flood
		Title:	Chairman and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation		FARO RECRUITMENT AMERICA, INC., a New York corporation

By:	/s/ Brendan Flood (Seal)	By:	/s/ Brendan Flood (Seal)
Name:	Brendan Flood	Name:	Brendan Flood
Title:	Chief Executive Officer	Title:	Chief Executive Officer

KEY RESOURCES, INC.,
a North Carolina corporation

		By:	/s/ Brendan Flood (Seal)
		Name:	Brendan Flood
		Title:	Chief Executive Officer

NEW BORROWERS:		HEADWAY WORKFORCE SOLUTIONS, INC., a Delaware corporation

		By:	/s/ Brendan Flood (Seal)
		Name:	Brendan Flood
		Title:	Chief Executive Officer

HEADWAY PAYROLL SOLUTIONS, LLC, a Delaware limited liability company		HEADWAY EMPLOYER SERVICES LLC, a Delaware limited liability company

By:	/s/ Brendan Flood (Seal)	By:	/s/ Brendan Flood (Seal)
Name:	Brendan Flood	Name:	Brendan Flood
Title:	Chief Executive Officer	Title:	Chief Executive Officer

HEADWAY HR SOLUTIONS, INC., a New York corporation		NC PEO HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood (Seal)	By:	/s/ Brendan Flood (Seal)
Name:	Brendan Flood	Name:	Brendan Flood
Title:	Chief Executive Officer	Title:	Chief Executive Officer

PARENT:		STAFFING 360 SOLUTIONS, INC.,
a Delaware corporation

		By:	/s/ Brendan Flood (Seal)
		Name:	Brendan Flood
		Title:	Chief Executive Officer

Signature Page to

Amendment No. 27 and Joinder Agreement to Credit and Security Agreement

EXHIBIT A

Existing Credit Agreement

After Giving Effect To Amendment No. 27

EXHIBIT B

Commitment Annex

Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage
MidCap Funding IV Trust	$32,500,000	100%
TOTALS	$32,500,000	100%

EXHIBIT C

Schedules 3.4, 3.17, 3.19, 5.1, 5.14 and 9.2

Exhibit D – Collateral